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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   ---------------

                                       FORM 8-K
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                     MAY 11, 1998
                                     ------------
                   Date of Report (Date of earliest event reported)



                            ATLANTIC PHARMACEUTICALS, INC.
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                  (Exact name of registrant as specified in charter)



          DELAWARE                     0-27282                  36-3898269
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



     1017 MAIN CAMPUS DRIVE, SUITE 3900, RALEIGH, NORTH CAROLINA       27606
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               (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code    (919) 513-7020
                                                   --------------------



                                         N/A
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            (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

               On May 14, 1998, the Registrant's majority-owned subsidiary, Optex Ophthalmologics, Inc. ("Optex"), entered into a worldwide licensing agreement with Bausch & Lomb Surgical (comprised of Chiron Vision Corporation and Storz Instrument Company), a division of Bausch & Lomb Incorporated, to complete the development of Catarex-TM-, a cataract-removal technology invented by Optex. Under the terms of the agreement, Bausch & Lomb Surgical and Optex intend to jointly complete the final design and development of the Catarex system. Bausch & Lomb Surgical will assume responsibility for commercializing Catarex globally. Optex received up-front payments and is to receive certain milestone payments from Bausch & Lomb Surgical. In addition, Bausch & Lomb has committed to pay ongoing royalties on sales of Catarex products.

               On May 11, 1998, the Registrant adjourned its regularly-scheduled annual meeting of shareholders, at which no shareholder action was taken. The meeting is scheduled to re-convene on June 15, 1998.

Item 7.  Exhibits.

               A copy of the Development & License Agreement, dated May 14, 1998, by and between Optex Ophthalmologics, Inc. and Bausch & Lomb Surgical (comprised of Chiron Vision Corporation and Storz Instrument Company), a division of Bausch & Lomb Incorporated, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             (Registrant)


Date:  May 22, 1998                     By  /s/ Shimshon Mizrachi
                                          -----------------------

                                        Name:   Shimshon Mizrachi
                                        Title:  Chief Financial Officer

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                                  INDEX TO EXHIBITS

Exhibit No.                   Description                        Page
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
99.1          Development & License Agreement, dated May
              14, 1998, by and between Optex
              Ophthalmologics, Inc. and Bausch & Lomb
              Surgical (comprised of Chiron Vision
              Corporation and Storz Instrument Company), a
              division of Bausch & Lomb Incorporated.